February 20, 2019

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Active Bond Fund
Touchstone Focused Fund
Touchstone Large Cap Core Equity Fund
(together, the "Funds")

Supplement to the Prospectus and Statement of Additional Information
dated April 30, 2018

IMPORTANT NOTICE REGARDING CHANGES TO THE FUNDS

Proposed Reorganizations

At a meeting of the Board of Trustees (the "Board") of Touchstone Variable Series Trust (the "Trust") held on February 12, 2019, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following reorganizations (each, a "Reorganization" and together, the "Reorganizations"):

•	The Reorganization of the Touchstone Active Bond Fund (the "Active Bond Fund"), a series of the Trust, into the Touchstone Bond Fund (the "Bond Fund"), also a series of the Trust; and

•
The Reorganization of the Touchstone Focused Fund (the "Focused Fund") and the Touchstone Large Cap Core Equity Fund (the "Large Cap Core Equity Fund"), each a series of the Trust, into the Touchstone Common Stock Fund (the "Common Stock Fund"), also a series of the Trust.

The Active Bond Fund, the Focused Fund and the Large Cap Core Equity Fund are collectively referred to herein as the "Target Funds". The Bond Fund and the Common Stock Fund are each referred to herein as an "Acquiring Fund" and collectively as the "Acquiring Funds".

In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment advisor, that each Reorganization was advisable to provide potential efficiencies and economies of scale for the participating Funds.  A joint special meeting of shareholders of the Target Funds is expected to be held on or about July 8, 2019 (the "Special Meeting"), at which shareholders of each Target Fund will be asked to vote on the proposal to approve its respective Reorganization.

Each Reorganization will be completed pursuant to an Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund. Immediately after the Reorganization, Target Fund shareholders will own shares of the corresponding Acquiring Fund that are equal in value to the shares of the Target Fund that they held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different). Completion of a Reorganization is not contingent upon completion of the other Reorganizations.

A proxy statement/prospectus containing more information regarding the Reorganizations will be mailed to Target Fund shareholders. If the Reorganizations are approved at the Special Meeting and subject to additional conditions required by the Plan, the Reorganizations are expected to be completed on or about July 12, 2019. Shareholders of the Target Funds will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganizations will be borne by Touchstone.

More About the Funds

Active Bond Fund and Bond Fund. The Funds have the same investment goal: seeking to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal for both Funds. The principal investment strategies and investment restrictions are the same for both Funds. Both Funds are sub-advised by Fort Washington Investment Advisors, Inc. ("Fort Washington") and managed with the same investment process by the same portfolio management team.

Focused Fund, Large Cap Core Equity Fund, and Common Stock Fund. The Focused Fund and Common Stock Fund have the same investment goal: capital appreciation. Both Funds are sub-advised by Fort Washington and managed by the same portfolio manager. The Funds' principal investment strategies and investment restrictions are similar, but do differ in certain respects.

The Large Cap Core Equity Fund and the Common Stock Fund have similar investment goals. The investment goal for Large Cap Core Equity Fund is long-term capital growth, while Common Stock Fund’s investment goal is capital appreciation. The Funds' principal investment strategies and investment restrictions vary in certain respects. The Large Cap Core Equity Fund is sub-advised by the London Company of Virginia d/b/a The London Company and the Common Stock Fund is sub-advised by Fort Washington.

* * * * *

For more information about the Acquiring Funds, including each Acquiring Fund's performance history, investment strategies, and risks, see its Prospectus and Statement of Additional Information ("SAI"), dated April 30, 2018. You can obtain a copy of the Prospectus or SAI by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at TouchstoneInvestments.com.

This Supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF–1006-TVST-S2-1902